UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  July 31, 2005
                                                  ---------------


                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)


             Nevada                      0-13084                13-3178732
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



     2200 Highway 121, Suite 100, Bedford, Texas                    76021
     -------------------------------------------                  ----------
       (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:     800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant

         Weinick Sanders Leventhal & Co., LLP ("Weinick"), the Registrant's independent auditors, has resigned effective July 31, 2005. Weinick will cease to perform audit services for any publicly held company, and therefore will no longer be able to service the Registrant. Since the Registrant does not have an audit committee, on July 21, 2005 the Registrant's board of directors approved the engagement of Raich, Ende & Malter Co. LLP ("Raich"), an independent certified public accounting firm, to serve as its independent auditors effective August 1, 2005.

         The principal report on the financial statements of the Registrant issued by Weinick for each of the years ended March 31, 2004 and March 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's most recent fiscal years ended on March 31, 2004 and March 31, 2005 and the period subsequent to March 31, 2005 through the date of this filing, there were no disagreements with Weinick on any matters of accounting principles or practice, financial statement disclosure, or auditing scope or procedure.

         The Registrant has provided Weinick with a copy of the foregoing disclosure and Weinick furnished to the Registrant a letter addressed to the U.S. Securities and Exchange Commission (the "Weinick Letter") stating that it agrees with such disclosure. A copy of the Weinick Letter is annexed as an Exhibit to this Current Report on Form 8-K.

         The Registrant has not consulted Raich on (A) applications of accounting principals to a specified transaction, either completed or proposed,
(B) the type of auditing opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Raich concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue or (C) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01         Financial Statements and Exhibits.

         C)  Exhibits.

         99.1 Letter to the U.S. Securities and Exchange Commission from Weinick Sanders Leventhal & Co., LLP dated July 31, 2005.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WARRANTECH CORPORATION
                                       ----------------------
                                       (Registrant)


Date:  July 31, 2005                   By: /s/ RICHARD F. GAVINO
                                           -------------------------------------
                                           Richard F. Gavino
                                           Executive Vice President and
                                           Chief Financial Officer

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

                                  EXHIBIT INDEX


   Exhibit #                         Description
   ---------      --------------------------------------------------------------
     99.1         Letter to U.S. Securities & Exchange Commission from Weinick
                  Sanders Leventhal & Co. LLP dated July 31, 2005



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